SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: October 8, 2003


                                 PIZZA INN, INC.

             (Exact name of registrant as specified in its charter)



          MISSOURI                    0-12919               47-0654575
(State  or  other  jurisdiction    (Commission       (I.R.S.  Employer
of  incorporation  or  organization) File  Number) Identification  Number)


                    3551 PLANO PARKWAY, THE COLONY, TX 75056

               (Address of principal executive offices)(zip code)



      Telephone number of registrant, including area code:  (469) 384-5000




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
ITEM  4.  CHANGES  IN  THE  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

(a)     Previous  independent  accountants.

(i) On October 8, 2003, the Registrant dismissed PricewaterhouseCoopers LLP as the independent accountants of Pizza Inn, Inc. (the "Registrant").

(ii) The decision to change accountants was recommended and approved by the Audit Committee of Pizza Inn, Inc. with the concurrence of the Board of Directors and management.

(iii) The reports of PricewaterhouseCoopers LLP on the financial statements of the Registrant for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iv) In connection with its audits for the two most recent fiscal years and through October 8, 2003, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

(v) During the fiscal year ended June 29, 2003, PricewaterhouseCoopers LLP communicated to the Registrant a material weakness concerning controls surrounding the reconciliation of deferred tax asset and liability balances. The independent accountant has discussed this reportable event with the Audit Committee of the Board of Directors of the Registrant. The Registrant has authorized the former accountant to respond fully to the inquiries of the successor accountant concerning this reportable event. During the two most recent fiscal years and through October 8, 2003, there have been no other reportable events (as defined in Regulation S-K, Item 304 (a) (1) (v)).

(vi) The Registrant provided PricewaterhouseCoopers LLP with a copy of this Current Report on Form 8-K and has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed herein as Exhibit
16.1  to  this  Current  Report  on  Form  8-K.

(b)     New  independent  accountants.

The Registrant selected BDO Seidman, LLP as its new independent accountants as of October 8, 2003. BDO Seidman, LLP is currently in the process of finalizing their client-acceptance due diligence. During the two most recent fiscal years and through October 8, 2003, the Registrant has not consulted with BDO Seidman, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant or oral advice was provided that BDO Seidman, LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.



ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c  )  Exhibits.

          16.1 Letter from PricewaterhouseCoopers, LLP to the Securities and Exchange Commission agreeing with the statements made by the Company in Item 4 of this Current Report on Form 8-K.

          99.1 Press Release dated October 14, 2003 announcing a change in accountants.


                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              PIZZA  INN,  INC.


                              By:  /s/ Shawn M. Preator
           Shawn M. Preator,  Chief  Financial  Officer

Date:     October  14,  2003